TACTICAL EQUITY STRATEGY FUND

MANAGER CLASS SHARES: SCTMX

PROSPECTUS

August 10, 2012

As revised September 18, 2012

1-866-CMG-9456

www.CMGARSFunds.net

Advised by:

CMG Capital Management Group, Inc.

1000 Continental Drive, Suite 570

King of Prussia, Pennsylvania  19406

Sub-advised by:

Scotia Partners, LLC

436 Ridge Road

Spring City, Pennsylvania  19475

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	1
Principal Investment Risks	3
Performance	3
Investment Adviser	4
Sub-Adviser	4
Portfolio Managers	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Objective	4
Principal Investment Strategies	4
Principal Investment Risks	5
Temporary Investments	8
Portfolio Holdings Disclosure	8
MANAGEMENT	8
Investment Adviser	8
Investment Adviser Portfolio Manager	9
Sub-adviser and portfolio manager	9
HOW SHARES ARE PRICED	10
HOW TO PURCHASE SHARES	11
HOW TO REDEEM SHARES	13
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	15
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
DISTRIBUTION OF SHARES	16
Distributor	16
Distribution Fees	16
Additional Compensation to Financial Intermediaries	16
Householding	17
FINANCIAL HIGHLIGHTS	18
Privacy Notice	19

FUND SUMMARY

Investment Objective: The Fund's investment objective is to generate capital appreciation in rising and falling markets.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	MANAGER CLASS SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (1)	0.30%
Total Annual Fund Operating Expenses	2.05%
Fee Waiver and/or Reimbursement (2)	(1.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	0.55%

(1) Based on estimated amounts for the current fiscal year.

(2)

The Fund's adviser has contractually agreed to waive its fees and absorb expenses of the Fund, until at least August 31, 2013, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 0.60% of the daily average net assets of the Fund.   Th e expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the reimbursement ) if such recoupment can be achieved within the foregoing expense limits.  Manager Class fee waivers are not subject to recoupment from the Fund.     The Operating Expense Limitation Agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years
Manager	$56	$497

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund seeks to generate capital appreciation in rising and falling markets using two principal strategies:

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Tactical Long Short Investment Strategy

•

Fixed Income Investment Strategy

Using the tactical long short investment strategy, the Fund actively trades Standard & Poor's 500 Index futures contracts.  These futures contracts are used as a substitute for investing in the stocks that compose the S&P 500 Index.  The objective is to generate capital appreciation by investing, long or short, in positions linked to the S&P 500 Index using a proprietary quantitative investment model.  The model is designed to identify long, intermediate and short term trends in the S&P 500 Index.  This strategy attempts to generate high probability-of-profit trades, typically with a holding period of one to three days.  If the strategy identifies positive price (Bullish) trends across these time frames, the strategy will invest long on a levered basis targeting 200% of the S&P 500 Index.  If the strategy identifies negative price (Bearish) trends across these time frames, the strategy will invest short on a levered basis targeting 200% of the inverse S&P 500 Index.  The strategy also utilizes certain indicators to identify periods of market dislocation that can result in high probability-of-profit trades.  Specifically, when a high volume of stock trades occur at ever-higher prices, an overbought condition is indicated; or when a high volume of stock trades occur at ever-lower prices, an oversold condition is indicated.  The Fund may engage in trades based on these indicators in an attempt to profit from mean reverting (back to the average) price movements in the S&P 500 Index, independent of the core trend model.

During periods when the model’s trends are not aligned, absent of a trade signal, the strategy will signal investing in fixed income investments.  The Fund invests in a variety of investment grade fixed income securities that are not expected to have returns that are highly correlated to the general equity market or the Fund’s tactical long short investment strategy.  The Fund defines fixed income securities to include: bills, notes, debentures, bonds and other evidences of indebtedness issued of the U.S. Government, its agencies and instrumentalities, state and local political subdivisions, corporations and other business entities.  The Fund defines investment grade fixed income securities as those rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if unrated, determined to be of comparable quality.  The Fund's fixed income strategy is designed to generate interest income, capital appreciation and to diversify returns from those of the tactical long short investment strategy.  To control interest rate risk, the Fund maintains an average fixed income portfolio maturity that ranges between short-term, (less than 1 year) and intermediate-term (4-7 years).  However, the Fund purchases individual fixed income securities of any maturity.  The Adviser seeks to reduce volatility, in part, by keeping the Fund's fixed income portfolio average maturity below a maximum of seven years, which can reduce sensitivity to capital losses caused by rising interest rates.  The Adviser sells fixed income securities when a security's expected return declines, or issuer credit quality deteriorates and to adjust portfolio-level maturity.  Specific weighting and allocation among the various types of fixed income investments will be made on the basis of the Adviser's assessment of the opportunities for income, capital appreciation and capital preservation relative to the risk, as measured by maturity and return volatility.

The Fund's investment adviser, CMG Capital Management Group, Inc. (the "Adviser"), manages the fixed income strategy portion of the Fund's portfolio directly and delegates the management of the Fund's tactical long short investment strategy to Scotia Partners, LLC (the "Sub-Adviser").  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Adviser and Sub-Adviser may each engage in active and frequent trading to achieve the Fund's investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

•

Credit Risk – Debt issuers may not make interest and principal payments on securities held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition deteriorates.

•

Derivatives Risk – The Fund's use of futures involves leverage risk and tracking risk.

•

Fixed Income Risk – The value of the Fund's investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund.

•

Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•

Leveraging Risk – The Fund's use of leverage through futures will magnify the Fund's gains or losses.

•

Limited History of Operations – The Fund has a limited history of operation.

•

Management Style Risk – The Adviser's and/or Sub-Adviser's judgments about the potential appreciation of a particular security or derivative in which the Fund invests may prove to be incorrect.  The Adviser's judgments about the investment management skill of the Sub-Adviser may prove to be incorrect.

•

Non-Diversification Risk – The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•

Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities and derivatives held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

•

Short Position Risk – The Fund may invest in short futures positions which will prevent the Fund from participating in market gains.

•

Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information is available at no cost by calling 1-866-CMG-9456 or visiting www.CMGARSFunds.net.

Investment Adviser: CMG Capital Management Group, Inc.

Sub-Adviser: Scotia Partners, LLC

Investment Adviser Portfolio Manager:  Stephen Blumenthal, Chief Executive Officer and Founder of CMG Capital Management Group Inc., has served the Fund as a portfolio manager since 2012

Sub-Adviser Portfolio Manager:  Clifford Montgomery, Managing Member, Scotia Partners, LLC, has served the Fund as a portfolio manager since 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment to open an account in the Manager Class is $25,000 ($5,000 for retirement accounts) and the minimum subsequent investment is $1,000.   Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund's investment objective is to generate capital appreciation in rising and falling markets.  The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

The Fund seeks to generate capital appreciation in rising and falling markets using two principal strategies:

•

Tactical Long Short Investment Strategy

•

Fixed Income Investment Strategy

Using the tactical long short investment strategy, the Fund actively trades Standard & Poor's 500 Index futures contracts.  These futures contracts are used as a substitute for investing in the stocks that compose the S&P 500 Index.  Using the fixed income strategy, the Fund invests in a variety of investment grade fixed income securities that are not expected to have returns that are highly correlated to the general equity market or the tactical long short investment strategy.

Fixed Income Investment Strategy

The Adviser selects securities using a combination of (1) sector selection, (2) yield curve management and (3) security selection.

o

Sector selection focuses on identifying portions of the fixed income market that offer the highest yield based on credit risk, as measured by a rating agency rating such as Moody's or S&P; and on a business cycle forecast.

o

Yield curve management focuses on selecting securities with maturities that have the highest yield, when compared to securities with slightly shorter or longer maturities.

o

Security selection focuses on identifying specific securities that offer the highest yield when compared to a peer group of securities with similar credit quality and maturity.

The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the Securities and Exchange Commission that permits the Adviser, with Board of Trustee approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval.  The order eliminates the need for a shareholders meeting and vote to approve sub-advisers.  Shareholders will be notified if and when a new sub-adviser is employed by the Adviser.  The Adviser utilizes its own proprietary research as well as the research of independent third parties such as statistical reporting organizations to identify suitable sub-advisers.

Principal Investment Risks

Credit Risk:  There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk:  Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based.  There is no guarantee that the use of derivatives for investment or hedging purposes will be effective or that suitable transactions will be available.  Even a small investment in futures gives rise to leverage risk, and can have a significant impact on the Fund's exposure to equity securities market values.

°

Futures Risk.  The Fund's use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified.  Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.  There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities.  While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid.  Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.  Additionally, government regulation may further reduce liquidity through similar trading restrictions.  As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.  The successful use of futures depends upon a variety of factors, particularly the ability of the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular futures strategy adopted will succeed.

Fixed Income Risk:  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk.  These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and returns to be reduced and fluctuate more than other types of investments. In addition, some of the fixed income securities in which the Fund may invest carry a risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leveraging Risk: The Fund's use of leverage through futures will magnify the Fund's gains or losses.  Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund.  Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Limited History of Operations:  The Fund has a limited history of operation.   Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by a long mutual fund-specific track record and the adviser may not achieve its intended result in managing the Fund.

Management Style Risk:  The Adviser's proprietary tactical asset allocation methodology and security selection methodology may produce incorrect judgments about the attractiveness, value, relative value and potential appreciation of a particular asset class or security in which the Fund invests or calls it writes and may not produce the desired results.  The Sub-Adviser's strategies and judgments are subject to similar risks.

Non-Diversification Risk:  The Fund is a non-diversified investment company, which means that more of the Fund's assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund's investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund's net performance.

Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser's ability to accurately anticipate the future value of a security or instrument.  The Fund's losses are potentially large in a short position transaction.

Stock Market Risk:  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Non-Principal Investment Strategies and Risks

Mutual Funds and Exchange Traded Funds

Scotia Partners, LLC seeks to contribute to the Fund's investment objective by generating capital appreciation by investing long or short in positions linked to the S&P 500 Index using its proprietary quantitative investment model.  The strategy is executed primarily through S&P 500 equity futures, but may also invest in S&P 500-linked mutual funds and exchange-traded funds ("Underlying Funds").

Risks

Underlying Funds Risk – Mutual funds and exchange traded funds ("ETFs") are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  Each other mutual fund and ETF is subject to specific risks, depending on the nature of the fund.

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Inverse Risk and Leverage Risk.  Under certain circumstances, the Sub-Adviser may invest in Underlying Funds, known as "inverse funds," which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.  Inverse Underlying Funds are funds designed to rise in price when stock prices are falling. Inverse Underlying Funds index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund's current benchmark is 100% of the inverse of the S&P 500 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the S&P 500 Index goes down 5% then the fund's value should go up 5%).  Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the S&P 500 Index goes up 5% then the fund's value should go down 5%). Additionally, inverse Underlying Funds may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an inverse Underlying Fund's current benchmark is 200% of the inverse of the S&P 500 Index and the Underlying Fund meets its objective, the value of the Underlying Fund will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the S&P 500 Index goes down 5% then the inverse Underlying Fund's value should go up 10%).

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ETF Net Asset Value and Market Price Risk.  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings are available in the Statement of Additional Information, which may be requested toll free by calling 1-866-CMG-9456.

MANAGEMENT

Investment Adviser: CMG Capital Management Group, Inc., located at 1000 Continental Drive, Suite 570, King of Prussia, Pennsylvania  19406, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs.  The Adviser is responsible for selecting the Fund's investment strategies according to the Fund's investment objective, polices, and restrictions.  The Adviser was established in 1992 and provides investment advice to individuals, corporations, pension and profit sharing plans, trusts, a private investment fund, and other organizations.

The Fund pays the Adviser monthly, based on an annual management fee equal to 1.50% of the average daily net assets of the Fund.  The Adviser pays the Sub-Adviser and any future sub-advisers a portion of these fees.  The Fund's Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until August 31, 2013 so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 0.60% of average daily net assets attributable to Manager Class shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement and the Sub-Advisory Agreement will be provided in the Fund's annual and semi-annual shareholder reports.

Investment Adviser Portfolio Manager:  Stephen Blumenthal is the  Chief Executive Officer and Founder of the Adviser since 1994.  Since 1994, Mr. Blumenthal has been providing investment advisory services to private clients using similar investment strategies as the Fund's.  Mr. Blumenthal is the Portfolio Manager responsible for the day-to-day management of the Fund's fixed income sub-strategy.  Mr. Blumenthal began his investment career at Merrill Lynch Institutional in 1984, later moving to Merrill Lynch Retail.  From 1989 to 1994 he was Vice President of Investments with Prudential Securities. CMG Capital Management Group, Inc. was established in 1992.  Mr. Blumenthal holds a Bachelor’s Degree in Accounting from Penn State University. He is a former Chairman, President and Director of NAAIM, a national organization of Registered Investment Advisers and Hedge Fund Managers, representing more than $15 billion in combined member firm assets under management.  He holds the FINRA Series 63 and Series 65 licenses.

Sub-Adviser:  Scotia Partners, LLC ("Scotia"), located at 436 Ridge Road, Spring City, PA  19475, serves as investment sub-adviser to the Fund using the Scotia S&P 500 Index sub-strategy.  Scotia is responsible for selecting the Fund's investments with respect to the sub-strategy according to the Fund's investment objective, polices, and restrictions.  Scotia was established in 2006 and provides investment advice to individuals and pension and profit sharing plans.

Sub-Adviser Portfolio Manager: Mr. Clifford Montgomery of Scotia is primarily responsible for the day-to-day management of the Fund's S&P 500 Index sub-strategy.  Prior to founding Scotia Partners, LLC in 2006, Mr. Montgomery worked as a research analyst for Theta Investment Research, LLC from 2003 to 2006.  Mr. Montgomery was awarded the Chartered Financial Analyst designation in 2005.  Mr. Montgomery graduated from Messiah College with a B.S. in Accounting in 1997 and with a B.S. in Environmental Science in 1998.

The Statement of Additional Information provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares in the Fund.

HOW SHARES ARE PRICED

The public offering price and net asset value ("NAV") are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities, divided by the total number of shares outstanding per class ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the NASDAQ National Market System ("NASDAQ") for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  In these cases, each Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund's portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing its NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio occur before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, the Fund's NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

via Regular Mail:
CMG Tactical Equity Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
CMG Tactical Equity Strategy Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. Fund for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to "CMG Tactical Equity Strategy Fund." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS" or "Transfer Agent"), the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient Fund.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-CMG-9456 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day Fund via wire. The Fund will normally accept wired Fund for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day Fund.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic Fund transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 1-866-CMG-9456 for more information about the Fund's Automatic Investment Plan.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-866-CMG-9456 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Minimum and Additional Investment Amounts: The minimum initial investment to open an account in the Manager Class shares is $25,000 ($5,000 for retirement accounts).  The minimum subsequent investment is $1,000.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when buying shares by reinvesting Fund dividends or distributions.  The Adviser may waive the Manager Class shares minimum account requirements if the adviser believes that the aggregated accounts of a financial intermediary will meet the minimum initial investment requirement.

When Your Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application corresponding to the type of account you are opening, or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

•

a check payable to "CMG Tactical Equity Strategy Fund"

HOW TO REDEEM SHARES

Redeeming Shares: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

via Regular Mail:
CMG Tactical Equity Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
CMG Tactical Equity Strategy Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application.  To redeem by telephone, call 1-866-CMG-9456.  The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire/Electronic Funds Transfer: If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-CMG-9456.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days).

Good Order: Your written redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $5,000 ($2,000 for retirement account), the Fund may notify you that, unless the account is brought up to the appropriate account minimum within 30 days of the notice, your account could be closed.  This will not apply to any account balances that drop below the minimum due to a decline in NAV. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares.  You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund may harm all fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently commits staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy."

Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.

If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Funds are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to the Manager Class shares.

Other Classes:  In addition to the Manager Class shares offered in this Prospectus, the Fund offers Class A and I shares by a separate prospectus.  Class A and Class I shares pay annual 12b-1 fees of 0.40% and 0.10%, respectively.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-866-CMG-9456 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s April 30, 2012 annual report, which is available upon request.

Because the Fund has only recently commenced investment operations of the Manager Class shares, financial highlights are presented for Class A and Class I shares of the Fund.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A	Class I
	Period Ended April 30, 2012*	Period Ended April 30, 2012*
Net Asset Value, Beginning of Period	$10.00	$10.00
Increase (Decrease) From Operations:
Net investment loss (a)	(0.03)	(0.03)
Net loss from securities (both realized and unrealized)	(0.81)	(0.80)
Total from operations	(0.84)	(0.83)

Net Asset Value, End of Period	$9.16	$9.17
Total return (b) (d)	(8.40)%	(8.30)%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,741	$5,106
Ratio of gross expenses to average net assets (c) (e)	9.51%	9.38%
Ratio of net expenses to average net assets (c)	2.25%	1.85%
Ratio of net investment loss to average net assets (c)	(2.25)%	(1.85)%
Portfolio turnover rate(d)	0%	0%

*Class A and I shares commenced operations on February 28, 2012.
(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.
(d)	Not annualized.
(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

     Privacy Notice

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For nonaffiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates' everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CMG TACTICAL EQUITY STRATEGY FUND

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive Suite 570 King of Prussia, PA 19406
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street Omaha, NE 68130
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

Additional information about the Fund, including the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings, is included in the Fund's Statement of Additional Information dated August 10, 2012, (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management. Additional information about the Fund's investment is also available in the Fund's Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-866-CMG-9456 or visit the Fund's website at www.CMGARSfunds.net. You may also write to:

CMG Tactical Equity Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, Nebraska  68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

CMG Tactical Equity Strategy Fund

17605 Wright Street • Omaha, NE  68130

1-866-CMG-9456